                                                                       EXHIBIT 4


                         REGISTRATION RIGHTS AGREEMENT

     Registration Rights Agreement (this "Agreement") dated as of February 28,
                                          ---------
2001, by and between Odyssey Marine Exploration, Inc., a Nevada corporation (the "Company"), and the parties identified in Exhibit A hereto (the "Purchasers").
 -------                                                         ----------

                                    RECITALS

     WHEREAS, on the date hereof, the Company, among others, will enter into a Series B Convertible Preferred Shares Purchase Agreement ("Stock Purchase
                                                           --------------
Agreement") with the Purchaser whereby the Purchasers will purchase (a) 864,008
---------
shares of common stock, $0.0001 par value per share of the Company ("Common
                                                                     ------
Stock"), (b) all 850,000 shares of the Series B Preferred Stock, par value
-----
$0.0001 per share, to be issued by the Company ("Series B Preferred Stock"), and
                                                 ------------------------
(c) warrants (the "Warrants") to purchase an aggregate of 1,889,000 shares of
                   --------
Common Stock of the Company, (such Common Stock, Series B Preferred Stock, and the Warrants, together, the "Securities");
                             ----------

     WHEREAS, the Series B Preferred Stock shall be convertible into, and the Warrants will be exercisable for, shares of Common Stock under the terms and conditions of the Series B Preferred Stock and the Warrants, respectively; and

     WHEREAS, as an inducement to enter into the Stock Purchase Agreement, and as a condition to the purchase of the Securities by the Purchasers in connection therewith, the Company has agreed to provide certain registration rights to the Purchasers as set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.   Definitions.

     As used in this Agreement, the following capitalized terms shall have the following meanings:

          "Advice" shall have the meaning set forth in Section 5.2 hereof.

          "affiliate" shall have the meaning set forth in Rule 405 promulgated under the Securities Act.

          "Agreement" shall have the meaning set forth in the first paragraph of this Agreement.

          "Board" shall have the meaning set forth in Section 3.2(f) hereof.

          "Common Stock" shall have the meaning set forth in the Recitals of this Agreement.

          "Company" shall have the meaning set forth in the first paragraph of this Agreement.

          "Demand Period" shall have the meaning set forth in Section 3.1 hereof.

          "Demand Registration" shall have the meaning set forth in Section 3.1 hereof.

          "Demand Registration Request" shall have the meaning set forth in
          Section 3.2(a) hereof.

          "Demand Registration Statement" shall have the meaning set forth in
          Section 3.2(e) hereof.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar law then in force.

          "Form S-3 Registration Statement" shall have the meaning set forth in
          Section 3.2(b) hereof.

          "Initiating Holder" or "Initiating Holders" shall have the meaning set forth in Section 3.1 hereof.

          "Interim Demand Period" shall have the meaning set forth in Section 3.2(b) hereof.

          "NASD" shall mean the National Association of Securities Dealers.

          "Other Holders" shall have the meaning set forth in Section 4.4 hereof.

          "Person" means an individual, a partnership, an association, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department, agency or principal subdivision thereof.

          "Piggyback Notice" shall have the meaning set forth in Section 4.1 hereof.

          "Piggyback Registration" shall have the meaning set forth in Section
          4.1 hereof.

          "Piggyback Registration Statement" shall have the meaning set forth in
          Section 4.1 hereof.

          "Prospectus" is the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and material incorporated by reference in such prospectus.

          "Purchasers" shall have the meaning set forth in the first paragraph of this Agreement.

          "Registrable Securities" means, (i) shares of Common Stock issuable upon conversion of the Series B Preferred Stock issued pursuant to the Company's Articles of Incorporation, as amended, in accordance with their terms, (ii) shares of Common Stock issuable upon exercise of the Warrants, (iii) shares of Common Stock sold to the Purchaser pursuant to the Stock Purchase Agreement, (iv) any Common Stock issued or issuable with respect to the Securities by way of replacement, stock dividend, stock-split, or in connection with or combination of shares, recapitalization, or otherwise, and (v) shares of Common Stock acquired (including, without limitation, upon conversion of convertible securities, exercise of warrants, options or similar securities, or otherwise) by the Purchaser after the date hereof. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the sale or transfer of such securities has been declared effective under the Securities Act, (b) such securities shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act, or (c) they shall have ceased to be outstanding.

          "Registration Statement" means any registration statement of the Company which covers any of its securities, including a prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

          "Registration Expenses" shall have the meaning set forth in Section
          6.1 hereof.

          "SEC" means the Securities and Exchange Commission.

          "Securities" shall have the meaning set forth in the Recitals to this Agreement

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          "Series B Preferred Stock" shall have the meaning set forth in the Recitals to this Agreement.

          "Stock Purchase Agreement" shall have the meaning set forth in the Recitals of this Agreement.

          "Supplemental Demand Request" shall have the meaning set forth in
          Section 3.2(d) hereof.

          "Warrants" shall have the meaning set forth in the Recitals to this Agreement

     2.   Registrable Securities.

          2.1  Registrable Securities.  The securities entitled to the benefits
               ----------------------
of this Agreement are the Registrable Securities.

          2.2  Rights of Subsequent Holders.  Subject to the restrictions on
               ----------------------------
transferability as set forth on the legends affixed to certificates representing the Registrable Securities, any subsequent holder of Registrable Securities shall be entitled to all the benefits hereunder as a holder of such Registrable Securities.

     3.   Demands for Registration.

          3.1  Demand Registration.  Commencing on the date of this Agreement
               -------------------
and ending with the termination of this Agreement pursuant to Section 9.3 hereof ("Demand Period"), subject to
  -------------
the terms and conditions of this Agreement, one or more holders of the Registrable Securities may make a written request to the Company for registration under the Securities Act of all or part of their Registrable Securities ("Demand Registration"). Such holders of Registrable Securities
             -------------------
making such a demand are sometimes referred to herein as "Initiating Holders" or
                                                          ------------------
individually an "Initiating Holder". A registration shall not be deemed to be a
                 -----------------
Demand Registration (i) unless a Registration Statement with respect thereto has become effective, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the holders of Registrable Securities participating in such registration and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Registrable Securities participating in such registration.

          3.2  Demand Procedure.
               ----------------

               (a) Subject to Section 3.2(b) hereof, during the Demand Period the Initiating Holders may deliver to the Company a written request (a "Demand
                                                                        ------
Registration Request") that the Company register any or all of the Registrable
--------------------
Securities of such Initiating Holder(s).

               (b) Holders of Registrable Securities will be entitled to Demand Registration only if the Company is eligible to register the Registrable Securities on a Form S-3, or any successor form thereto, with the SEC ("Form S-3
                                                                        --------
Registration Statement"), and are registered under the Securities Act on such
----------------------
form. Further, holders of Registrable Securities are granted an unlimited number of Demand Registrations on a Form S-3 Registration Statement, but may make only one Demand Registration Request in any twelve-month period during the Demand Period (the "Interim Demand Period"). The Company shall only be required
                    ---------------------
to file one Registration Statement (as distinguished from supplements or pre-effective or post-effective amendments thereto) in response to each Demand Registration Request. Notwithstanding anything to the contrary in this Section 3, the Company shall not be required to take any action to effect any such registration, qualification, or compliance pursuant to this Section 3 if the holders of the Registrable Securities propose to offer or sell Registrable Securities having an aggregate offering price to the public of less than $500,000.

               (c) A Demand Registration Request shall (i) set forth the number of Registrable Securities intended to be sold pursuant to the Demand Registration Request, (ii) identify the Initiating Holders making the Demand Registration Request and the nature and amount of their holdings, (iii) specify the method of distribution, disclosing whether all or any portion of a distribution pursuant to such registration will be sought by means of an underwriting, and (iv) identify any underwriter or underwriters proposed for the underwritten portion, if any, of such registration.

               (d) Upon the receipt by the Company of a Demand Registration Request in accordance with Section 3.2(c) hereof, the Company shall promptly give written notice of such request to all registered holders of Registrable Securities. The Company shall include in such notice information concerning whether all, part or none of the distribution is expected to be made by means of an underwriting, and, if more than one means of distribution is contemplated, may require holders of Registrable Securities to notify the Company of the means of distribution of their Registrable Securities to be included in the registration. If any holder of Registrable Securities who is not an Initiating Holder desires to sell any Registrable Securities owned by such holder, such holder may elect to have all or any portion of its Registrable Securities included in the Registration Statement by notifying the Company in writing (a "Supplemental Demand Registration Request") within ten (10) days of receiving
-----------------------------------------
notice of the Demand Registration Request from the Company. The right of any holder to include all or any portion of its Registrable Securities in a Demand Registration Statement shall be conditioned upon the Company's having received a timely written request for such inclusion by way of a Demand Registration Request or Supplemental Demand Registration Request (which right shall be further conditioned to the extent provided in this Agreement). All holders proposing to distribute their Registrable Securities through an underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

               (e) If during any Interim Demand Period, the Company receives a Demand Registration Request from an Initiating Holder satisfying the requirements of Section 3.1 and 3.2(b) of this Agreement, the Company, subject to the limitations of Section 3.2(f) and Section 5 hereof, shall prepare and file a Registration Statement with the SEC on the appropriate form to register for sale all of the Registrable Securities that holders of the Registrable Securities requested to be registered pursuant to the Demand Registration Request or in any Supplemental Demand Registration Request timely received by the Company in accordance with Section 3(d) of this Agreement (a "Demand
                                                                  ------
Registration Statement"). The Company shall use its commercially reasonable
----------------------
efforts (i) to cause such Registration Statement to become effective as soon as practicable and (ii) thereafter to keep it continuously effective and to prevent the happening of an event of the kind described in Section 5.1(c)(vi) hereof that requires the Company to give notice pursuant to Section 5.2 hereof, until the earlier of such time as all of the Registrable Securities included in the Registration Statement have been sold (or otherwise disposed of by the holder thereof) or one hundred eighty (180) days from the date of effectiveness of such Registration Statement.

               (f) It is anticipated that the Registration Statement filed with the SEC may allow for different means of distribution, including sales by means of an underwriting as well as sales into the open market. A determination of whether all or part of the distribution will be by means of an underwriting shall be made by the Initiating Holders. If the Initiating Holders desire to distribute all or part of the Registrable Securities covered by its request by means of an underwriting, they shall so advise the Company in writing in their initial Demand Registration Request as described in Section 3.2(c) hereof. Selection of the lead managing underwriter in any underwriting made in connection with a Demand Registration Request shall be subject to approval by the Company's Board of Directors (the "Board"), which approval shall not be
                                       -----
unreasonably withheld.

               (g) In any registered offering pursuant to this Section 3 that becomes effective under the Securities Act in which a holder of Registrable Securities participates, the Company shall use its commercially reasonable efforts to keep available to such holder a Prospectus meeting the requirements of Section 10(a)(3) of the Securities Act and shall file all amendments and supplements under the Securities Act required for those purposes during the period specified in Section 3.2(e). The Company agrees to supplement or amend such Registration Statement, if required by the rules and regulations or instructions applicable to the registration form utilized by the Company, or, if applicable, the rules and regulations thereunder for shelf registrations pursuant to Rule 415 promulgated under the Securities Act, or as reasonably requested by holders of Registrable Securities covered by the Registration Statement, or any underwriter of the Registrable Securities. In any offering pursuant to this Section 3, the Company will promptly use its commercially reasonable efforts to effect such qualification and compliance as may be requested and as would permit or facilitate the distribution of the Registrable Securities, including, without limitation, appropriate qualifications under applicable blue sky or other state securities laws, appropriate compliance with any other governmental requirements and listing on a national securities exchange or inter-dealer quotation system on which the Registrable Securities are then listed.

               (h) Notwithstanding any other provision of this Section 3, if the managing underwriter advises the Company in writing that in its opinion market factors require a limitation on the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among the holders in proportion (as nearly as practicable) to the respective amounts of Registrable Securities each holder otherwise sought to have registered pursuant to its Demand Registration Request or Supplemental Demand Registration Request (or in such other proportion as they shall mutually agree). Registrable Securities excluded or withdrawn from the underwriting pursuant to this Section 3.2(h) shall be withdrawn from the registration.

          3.3  Priority on Demand Registration.
               -------------------------------

               (a) The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the shares of Registrable Securities included in such registration, which consent will not be unreasonably withheld. If the holders of a majority of the shares of Registrable Securities included in such registration so request or otherwise agree, the Company may, in its reasonable discretion, include in any Demand Registration securities owned by the holders of Registrable Securities which are not Registrable Securities. If the Company permits the inclusion of such securities, holders owning such securities, in addition to the costs set forth in Section 6.2, shall pay all incremental costs associated with the inclusion of such securities in the Registration Statement, including but not limited to, all increments in registration, filing fees, and NASD fees.

               (b) If a Demand Registration involves an underwritten offering and the managing underwriter or underwriters shall advise the Company in writing that, in their opinion, the total number of Registrable Securities and, as permitted hereunder, other securities requested to be included in such offering exceeds the number which can be sold in such offering without an adverse effect on the success of such offering, then the Company will include in such Demand Registration, to the extent of the number which the Company is so advised can be sold in such offering without having such an adverse effect: (i) first, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included (subject to the provisions of Section 3.2(h) hereof if all such Registrable Securities can not be included in such underwritten offering), and (ii) second, all other securities which are permitted to be included in such Registration Statement pursuant to Section 3.3(a) of this Agreement, allocated on a pro rata basis among the holders thereof based upon the total number of shares of such other securities proposed to be included in the registration. Notwithstanding any of the foregoing, securities which are not Registrable Securities shall only be included in such Demand Registration Statement to the extent that, in the opinion of the underwriters, such securities can be sold without having an adverse effect on the Company. Registrable Securities excluded or withdrawn from the underwriting in accordance with this Section 3.3(b) shall be withdrawn from the registration.

     4.   Piggyback Registrations.

          4.1  Right to Piggyback.  If the Company proposes to file a
               ------------------
Registration Statement in connection with a public offering of any of its securities (other than in connection with a Demand Registration and other than a Registration Statement on Form S-4 or Form S-8, or any comparable successor form or form substituting therefor, or filed in connection with any exchange offer or an offering of securities solely to the Company's existing shareholders) (a "Piggyback Registration
 ----------------------

Statement"), whether or not for sale for its own account, then each such time
---------
the Company shall give written notice of a proposed offering (a "Piggyback
                                                                 ---------
Notice") to the holders of Registrable Securities of its intention to effect
------
such a registration at least twenty (20) days prior to the anticipated filing date of such Piggyback Registration Statement. The Piggyback Notice shall offer the holders of Registrable Securities the opportunity to include in such Piggyback Registration Statement such amount of Registrable Securities as they may request ("Piggyback Registration"). The Company will, subject to the
              ----------------------
limitations set forth in Sections 4.3 and 4.4 of this Agreement, include in such Piggyback Registration Statement (and related qualifications under blue sky laws) and the underwriting, if any, involved therein, all Registrable Securities with respect to which the Company has received a written request for inclusion therein within fifteen (15) days after receipt of the Piggyback Notice (five (5) days if the Company gives telephonic notice to all registered holders of the Registrable Securities, with written confirmation to follow promptly thereafter). Notwithstanding the above, the Company may determine, at any time, not to proceed with such Piggyback Registration Statement. Such determination, however, will be without prejudice to the rights of holders of Registrable Securities to demand the continuation of such Registration Statement under
Section 3 hereof.

          4.2  Underwriting Agreement.  To the extent that the holders of
               ----------------------
Registrable Securities request Piggyback Registration of their Registrable Securities, the holders of Registrable Securities shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter, if any, selected by the Company for such underwriting.

          4.3  Priority on Primary Registrations. If a Piggyback Registration
               ---------------------------------
involves an underwritten offering and the managing underwriter or underwriters of any such proposed public offering delivers a written opinion to the Company and the holders of Registrable Securities requesting registration under this
Section 4 that the total number or kind of securities which such holders and any other Persons entitled to be included in such public offering would adversely affect its ability to effect such an offering, then the Company may limit some or all the Registrable Securities and other securities that may be included in such registration and underwriting to the extent of the number or kind of securities which the Company is so advised can be sold in (or during the time of) such offering without having such an adverse effect, such that: (a) first, all securities proposed by the Company to be sold for its own account, (b) second, the Registrable Securities requested to be included in the registration pro rata among the holders of the Registrable Securities requesting such registration, on the basis of the total number of shares of such securities that each such holder of the Registrable Securities otherwise proposed to include in the Piggyback Registration.

          4.4  Priority on Secondary Registrations.  If a Piggyback Registration
               -----------------------------------
is an underwritten secondary registration on behalf of holders of the Company's securities other than holders of Registrable Securities (the "Other Holders"),
                                                              -------------
and the managing underwriter or underwriters advises the Company in writing that in their opinion the number and kind of securities requested to be included in such registration exceeds the number that can be sold in such offering, then the Company will include in such registration (a) first, the Registrable Securities requested to be included in such registration hereunder up to that number which, in the opinion of the managing underwriter or underwriters, can be sold in such offering, and if all such Registrable Securities can not be so included, then pro rata among the holders of Registrable Securities requesting such registration on the basis of the number of shares of Registrable Securities each holder otherwise sought to have included in the Piggyback Registration, and (b) second, the securities requested to be included therein by the Other Holders requesting such registration, up to that number which, in the opinion of the managing underwriter or underwriters, can be sold in the offering.

          4.5  No Demand Registration.  No registration of the Registrable
               ----------------------
Securities under this Section 4 of the Agreement shall be deemed to be a Demand Registration.

     5.   Registration Procedures.

          5.1 Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered for sale pursuant to this Agreement, whether pursuant to Section 3 or Section 4 hereof, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

               (a) Registration Statement. (i) Prepare and file with the SEC, as
                   ----------------------
soon as practicable, a Registration Statement or Registration Statements relating to the applicable registration on any appropriate form (subject to the requirements of Section 3.2(b) hereof) under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and shall include all financial statements required by the SEC to be filed therewith; (ii) cooperate and assist in any filings required to be made with the NASD; and (iii) use its commercially reasonable efforts to cause such Registration Statement to become effective; provided, however, that before filing a Registration Statement or
           --------  -------
Prospectus or any amendments or supplements thereto, the Company will furnish to the holders whose Registrable Securities are covered by such Registration Statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review of such holders and underwriters, and the Company will not file any Registration Statement, or any amendment or supplement thereto (except a Piggyback Registration or any amendment or supplement thereto) to which the holders of a majority of the Registrable Securities covered by such Registration Statement, or the underwriters, if any, shall reasonably object; provided, further,
                                                      --------  -------
however, that the Company may discontinue any registration of securities to be
-------
offered by the Company at any time prior to the effective date of the Registration Statement relating thereto.

               (b) Amendments and Supplements. (i) Prepare and file with the SEC
                   --------------------------
such amendments, post-effective amendments, and supplements to the Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period, or such shorter period which will terminate when all the Registrable Securities covered by such Registration Statement have been sold; (ii) cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and (iii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus.

               (c) Notifications.  Notify the holders of Registrable Securities
                   -------------
covered thereby and the managing underwriter or underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing: (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iv) if at any time the representations and warranties of the Company contemplated by Section 5.1(n) below cease to be true and correct; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (vi) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus, or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus, or any document incorporated therein by reference in order to make the statements therein not misleading in light of the circumstances under which they were made.

               (d) Stop-Orders and Suspensions.  In the event of the issuance of
                   ---------------------------
a stop-order or a suspension in the sale of the Registrable Securities, make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or otherwise prohibiting the offer or sale of the Registrable Securities, including those issued by state governmental authorities, at the earliest possible moment.

               (e) Distribution Disclosures.  If requested by the managing
                   ------------------------
underwriter or underwriters or a holder of Registrable Securities if the Registrable Securities are being sold in connection with an underwritten offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters and holders of majority of the Registrable Securities being sold reasonably agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters, and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment. The Company may require each of such holders to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing.

               (f) Copies of Registration Statement.  Furnish to each holder of
                   --------------------------------
Registrable Securities which are covered by a Registration Statement pursuant to this Agreement and each managing underwriter, without charge, at least one signed or conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

               (g) Copies of the Prospectus.  Deliver to each holder of
                   ------------------------
Registrable Securities which are covered by a Registration Statement pursuant to this Agreement and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of the Prospectus or any amendment or supplement thereto by the holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

               (h) Blue Sky Laws.  Prior to any public offering of the
                   -------------
Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of, such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions (where an exemption is not available) as such holder or underwriter reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company will not be required to qualify
           --------  -------
generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not then so subject or subject the Company to any income or sale tax in any such jurisdiction where it is not then so subject.

               (i) Removal of Legends.  Cooperate with the holders of
                   ------------------
Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such to be in such denominations and registered in such names as the managing underwriter or underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters.

               (j) Other Governmental Filings.  Use its reasonable best efforts
                   --------------------------
to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the holders thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

               (k) Prospectus Amendments and Supplements.  Upon the occurrence
                   -------------------------------------
of any event contemplated by Section 5.1(c)(vi) above, prepare and promptly file a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading under the circumstances in which they were made.

               (l) Securities Exchange Listings.  Use its reasonable best
                   ----------------------------
efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed, if any.

               (m) Delivery of Certificates.  Not later than the effective date
                   ------------------------
of the applicable Registration Statement, use its reasonable best efforts to provide a CUSIP number for the Registrable Securities and provide the transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with Depository Trust Company.

               (n) Agreements and Further Actions.  Enter into such customary
                   ------------------------------
agreements (including an underwriting agreement) and take all such other reasonable actions in connection therewith in order to facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (i) make such representations and warranties to the holders of Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings and covering matters including, without limitation, those set forth in an underwriting agreement; (ii) obtain opinions of counsel to the Company and updates thereof (which opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter or underwriters, if any, and not objected to by the holders of a majority of the Registrable Securities being sold), addressed to each holder selling Registrable Securities and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by a majority of the holders selling such Registrable Securities and the underwriters, if any; (iii) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by accountants in connection with primary underwritten offerings; (iv) if an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures of Section 7 hereof with respect to all parties to be indemnified pursuant to such section; and (v) the Company shall deliver such documents and certificates as may be requested by the holders of a majority of the Registrable Securities being sold and the managing underwriter or underwriters, if any, to evidence compliance with
Section 5.1(k) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder.

               (o) Due Diligence Examination.  Make available for inspection by
                   -------------------------
the holders of a majority of the Registrable Securities being sold and any managing underwriter or underwriters participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such underwriters, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement.

               (p) Earning Statements.  Otherwise use its reasonable efforts to
                   ------------------
comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, earnings statements satisfying the provision of Section 11(a) of the Securities Act no later than 45 days after the end of each 12-month period (or 90 days after the end of each 12-month period, if such period is a fiscal year end) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering; or (ii) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover each of such 12-month periods.

               (q) Incorporated Documents.  Promptly prior to the filing of any
                   ----------------------
document which is to be incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement), provide copies of such document to counsel to the holders of Registrable Securities included in the Registration Statement and to the managing underwriters, if any; and make the Company's representatives available for discussion of such document, and make such changes in such document (other than exhibits thereto) prior to the filing thereof as counsel for such holders or underwriters may reasonably request.

          5.2  Discontinuation of Distribution by Holders.  Each holder of
               ------------------------------------------
Registrable Securities agrees, by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind that would require a Prospectus amendment or supplement pursuant to
Section 5.1(k) hereof, such holders will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5.1(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the
                                     ------
Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods regarding the maintenance of the effectiveness of any Registration Statement in
Section 3.2(e) hereof and the term of this Agreement in Section 9.3 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5.1(c)(vi) hereof to and including the date when such holder shall have received the copies of the supplemented or amended prospectus contemplated by Section 5.1(k) hereof or the Advice.

          5.3  Hold-back Agreements and Other Limitations to Registration.
               ----------------------------------------------------------

               (a)  Restrictions on Holders.
                    -----------------------

                    (i) Notwithstanding anything to the contrary contained herein, the Company shall be entitled to postpone for a reasonable period of time the filing of any Registration Statement under Sections 3 or 4 hereof if
(A) any other Registration Statement for an offering of the Company's securities has been filed with the SEC prior to, or is anticipated to be filed within thirty (30) days from, the receipt of a Demand Registration Request, or (B) with respect to an offering of the Registrable Securities, an audit (other than the regular audit conducted by the Company at the end of its fiscal year) would be required to be conducted pursuant to the Securities Act or the rules and regulations promulgated thereunder, the form on which the Registration Statement is to be filed, or otherwise by the SEC, or by the managing underwriter, if any, unless the holders of Registrable Securities seeking inclusion in such offering agree to pay the cost of such audit, or (C) the Board or a committee thereof determines, in its reasonable judgment, that such registration would have a material adverse effect upon the Company or interfere with any financing, merger, acquisition, sale, corporate reorganization, or other material transaction involving the Company or any of its affiliates; provided, however,
                                                            --------  -------
that the Company shall promptly give the Initiating Holders written notice of such determination containing a general statement of the reasons for such postponement and an approximation of such delay.

                    (ii) With respect to an underwritten public offering of shares of Common Stock pursuant to an effective Registration Statement, each holder of Registrable Securities agrees, if requested by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the ten (10) day period prior to, and during the forty-five (45) day period beginning, on the closing date of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified thereof in writing by the Company or the managing underwriter or underwriters; provided, however, that all officers and directors
                             --------  -------
of the Company and all other holders holding 2% or more of the Company's issued and outstanding capital stock enter into similar agreements. The provisions of this Section 5.3(a)(ii) shall not apply to any holder of Registrable Securities prevented by applicable statute or regulation from entering into such agreement; provided, however, that any such holder shall undertake in its request to
--------  -------
participate in any such underwritten offering, not to effect a public sale or distribution of any applicable class of securities commencing on the date of sale of such applicable class of the securities unless it has provided not less than forty-five (45) days' prior written notice of such sale or distribution to the underwriter or underwriters.

     6.   Registration Expenses.

          6.1  Expenses Borne by Company.  Except as specifically otherwise
               -------------------------
provided in Sections 3.3 and 6.2 hereof, the Company will be responsible for payment of all expenses incident to the Company's performance of or compliance with this Agreement and any registration hereunder, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with the blue sky qualifications of the Registrable Securities as the managing underwriter or the holders of a majority of the Registrable Securities being sold may designate), fees and expenses associated with filings required to be made with the NASD, printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with Depository Trust Company and of prospectuses), messenger and delivery expenses, and fees and disbursements of counsel for the Company and for all independent certified public accountants (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities), Securities Act liability insurance if the Company so desires and other Persons retained by the Company in connection with such registration (all such expenses borne by the Company being herein called the "Registration Expenses").
----------------------

          6.2  Expenses Borne by Holders.  Each holder of Registrable Securities
               -------------------------
included in such registration will be responsible for payment of brokerage discounts, commissions and other sales expenses incident to the registration of any Registrable Shares registered hereunder. In addition, holders of the Registrable Securities will be responsible for the payment of their own legal fees if they retain legal counsel separate from that of the Company. The holders of the Registrable Securities included in such registration shall be responsible for payment of their out-of-pocket expenses and the out-of-pocket expenses of any agents who manage their account. Holders of Registrable Securities included in such registration also shall be responsible for payment of any underwriting fees if such holders have requested participation of an underwriting with respect to an offering subject to Demand Registration or have elected to participate in a Piggyback Registration using their own underwriter. Any such expenses which are common to the holders of the Registrable Securities included in the registration shall be divided among such holders pro rata on the basis of the number of shares of Registrable Securities being registered on behalf of such holder, or as such holders may otherwise agree.

     7.   Indemnification.

          7.1  Indemnification by Company.  In the event of any registration of
               --------------------------
any Registrable Securities under the Securities Act, the Company hereby agrees to indemnify, to the fullest extent permitted by law, and hold harmless each seller of the Registrable Securities hereby, its officers, directors, employees, partners, agents, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the rules and regulations promulgated thereunder) such holder or acts on behalf of such holder, and each other Person who participates as an underwriter in the offering or sale of such Registrable Securities, against all losses, claims, damages, liabilities and expenses (including attorneys fees) in connection with defending against any such losses, claims, damages and liabilities or in connection with any investigation or inquiry, in each case caused by or based on any untrue or alleged untrue statement of material fact contained in any Registration Statement in which such Registrable securities are registered under the Securities Act, Prospectus or preliminary prospectus contained therein, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such indemnified person for any reasonable legal or any other expenses reasonably incurred by them or any of them in connection with investigating or defending any such claim (or action or proceeding in respect thereof); provided, that the Company shall not be liable in any such case to the
          --------  ----
extent that (i) same arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such Prospectus or preliminary prospectus, or in any amendment or supplement thereto in reliance on and in conformity with written information furnished to the Company by such holder of Registrable Securities specifically stating that it is for use in the preparation thereof, (ii) such holder or any underwriter or selling agents failed to deliver a copy of the Prospectus or any amendments or supplements thereto to the Person asserting such loss, claim, damage, liability, or expense if the Company had furnished such holder with a reasonably sufficient number of copies of the same, or (iii) such holder has violated the provisions of Section 5.2 hereof. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act) such underwriters at least to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a holder or any such underwriter and shall survive the transfer of the Registrable Securities by a holder.

          7.2  Indemnification by Sellers.  In connection with any Registration
               --------------------------
Statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing information concerning such holder that is required by the provisions of applicable law and regulation to be included in a Registration Statement as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, each such holder, jointly and severally, will indemnify the Company, its directors and officers, and each Person who controls (within the meaning of the Securities Act) the Company against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such holder expressly for use in connection with such Registration Statement; provided, however, that the indemnity agreement
                        --------  -------
contained in this Section 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of such holder, which consent shall not be unreasonably withheld or delayed; and provided, further, that, in no event shall
                                      --------  -------
any indemnity under this Section 7.2 exceed the net proceeds from the offering actually received by such holder.

          7.3  Assumption of Defense by Indemnifying Party.  Any Person entitled
               -------------------------------------------
to indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (b) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however,
                                                          --------  -------
that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless
(i) the indemnifying party has agreed to pay such fees or expenses, or (ii) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (iii) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claims on behalf of such Person). If such defense is not assumed, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An indemnifying party which is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which case the indemnifying party shall pay the reasonable fees and expenses of such additional counsel or counsels. The failure of any indemnified party to provide the notice required by Section 7.3(a) above shall not relieve the indemnifing party under this Section 7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.

          7.4  Contribution.  If for any reason the indemnification provided for
               ------------
in Sections 7.1 and 7.2 is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Sections 7.1 and 7.2, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          7.5  Binding Effect.  The indemnification provided for under this
               --------------
Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

     8.   Participation in Underwritten Registrations.

          8.1  Underwriting Arrangements.  No Person may participate in any
               -------------------------
Registration Statement hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under such underwriting arrangements.

          8.2  Agreement To Provide Information.  Each holder of Registrable
               --------------------------------
Securities seeking registration of its Registrable Securities pursuant to the terms of this Agreement, whether pursuant to Section 3 or Section 4 hereof, will furnish promptly to the Company and any managing underwriter such information regarding such holder and the proposed distribution of the Registrable Shares by such holder as they may request and as may be required in connection with any
registration, qualification, or compliance referred to in this Agreement.   In
the event that a holder of Registrable Securities fails or refuses to provide such information for any reason within a reasonable time after a request therefor by the Company or the managing underwriter, if any, the Company will be relieved of obligations to include such Registrable Securities in such registration.

     9.   General Provisions.

          9.1  No Inconsistent Agreements.  The Company will not on or after the
               --------------------------
date hereof, without the consent of the holders of not less than two-thirds of the Registrable Securities, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement, grants to any person or entity rights as to registration that all superior to are more beneficial than the rights granted hereunder, or otherwise conflicts with the provisions hereof. The rights granted to holders of Registrable Securities hereunder do not in any way conflict with any other agreement to which the Company is a party.

          9.2  Remedies.  All remedies under this Agreement, or by law or
               --------
otherwise afforded to any party hereto, shall be cumulative and not alternative. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          9.3  Term.  Except as specifically otherwise provided herein, the
               ----
provisions of this Agreement shall terminate upon the earlier to occur of: (i) no Registrable Securities remain outstanding, (ii) all of the Registrable Securities may be transferred, sold, or otherwise disposed of in accordance with the provisions of Rule 144(e) or 144(k) promulgated under the Securities Act, or
(iii) on the fifth anniversary of this Agreement.

          9.4  Amendments and Waivers.  Except as otherwise specifically
               ----------------------
provided herein, this Agreement may be amended or waived only upon the prior written consent of the Company and the holders of a majority of the then outstanding shares of Registrable Securities.

          9.5  Assignment.  This Agreement shall be binding upon and inure to
               -----------
the benefit and be enforceable by the parties hereto, and their respective successors and assigns, whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of holders of Registrable Securities also are for the benefit of, and enforceable by, any subsequent holder of such Registrable Securities so long as, and to the extent that, such securities continue to be Registrable Securities.

          9.6  Severability.  Whenever possible, each provision of this
               ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          9.7  Counterparts.  This Agreement may be executed in multiple
               ------------
counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          9.8  Descriptive Headings.  The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          9.9  Governing Law.  All questions concerning the construction,
               -------------
validity and interpretation of this Agreement will be governed by and construed in accordance with the domestic laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

          9.10  Entire Agreement.  This Agreement is intended by the parties as
                ----------------
a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect of the subject matter contained herein. This agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          9.11  Notices.  All notices, demands, or other communications to be
                -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid), mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or by telecopy and shall be deemed to have been received at the time of personal delivery, on the next business day if delivered by express courier, three business days after deposit in the mail, or at the time of transmission, if sent by telecopy during the recipient's business hours (or otherwise on the next business day). Such notices, demands and other communications will be sent to each holder at the address indicated on the records of the Company and to the Company at the address indicated below:

          (a)   If to the Company:

                3604 Swann Avenue
                Tampa, Florida 33609
                Attn:  Corporate Secretary

           (b)  If to Stockholders:

                To their respective addresses shown on the Company's records or to such other address or to the attention of such Person as the recipient party has specified by prior written notice to the sending party.

                with a copy, which shall not constitute notice, to:

                Richard A. Denmon, Esq.
                Carlton, Fields, P.A.
                777 South Harbour Island Boulevard
                Tampa, Florida  33602

          9.12  Delays or Omissions.  No failure to exercise or delay in the
                -------------------
exercise of any right, power or remedy accruing to a holder on any breach or default of the Company under this Agreement shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach.

          9.13  Aggregation of Stock.  All shares of Registrable Securities held
                --------------------
or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     [Remainder of Page Intentionally Left Blank - Signatures on Next Page]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    THE COMPANY:
                                    ------------

                                    ODYSSEY MARINE EXPLORATION, INC.,
                                    a Nevada corporation


                                    By: /s/ John C. Morris
                                        ------------------
                                            John C. Morris
                                            President and Chief
                                            Executive Officer


                                    PURCHASER:
                                    ----------


                                    MACDOUGALD FAMILY LIMITED
                                    PARTNERSHIP, a Nevada limited partnership

                                    By:  MACDOUGALD MANAGEMENT, INC., a Nevada
                                         corporation, General Partner


                                         By: /s/ James E. MacDougald
                                             -----------------------
                                                 James E. MacDougald,
                                                 President